Summary Prospectus of

► Mutual of America Variable Insurance Portfolios
Small Cap Growth Portfolio
May 1, 2022
Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus, reports to shareholders, and other information about the Portfolio online at mutualofamerica.com/VIPprospectus. You can also get this information at no cost by calling 800.574.9267 or by sending an e-mail request to mutualofamerica@dfinsolutions.com. The Portfolio’s current statutory prospectus and statement of additional information, both dated May 1, 2022, are incorporated by reference into this summary prospectus.
Investment Objective. The Portfolio seeks capital appreciation.
Fees and Expenses of the Portfolio. The table below describes the fees and expenses you may pay if you buy, hold and sell Portfolio shares. The expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included.
Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	1.13%
Total Annual Fund Operating Expenses	1.88%
Fee Waiver and/or Expense Reimbursement*	(1.07%)
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.81%

*The Adviser has contractually agreed beginning as of the inception of the Portfolio to reimburse certain of the Portfolio’s expenses. From inception of the Portfolio through April 30, 2023, the Adviser will reimburse the Portfolio’s expenses to the extent that the Total Annual Portfolio Operating Expenses exceed 0.81% (excluding any extraordinary expenses that may arise and charges incurred in trading portfolio securities). From May 1, 2023 through the termination of the agreement, the Adviser will reimburse Other Expenses to the extent that Other Expenses exceed 0.15%. This contractual obligation may not be terminated before April 30, 2030, and will continue for each succeeding 12 month period thereafter, unless terminated by either the Investment Company or the Adviser upon proper notice.
Example. This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods, (b) a 5% return each year and (d) operating expenses remain the same. The expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included. Although your actual costs may be higher or lower, your cost based on these assumptions would be:
1 Year	3 Years	5 Years	10 Years
$83	$282	$500	$1,455

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which will not be reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the Portfolio’s most recently completed fiscal year, the fund's portfolio turnover rate was 60.11% of the average value of its portfolio.
Principal Investment Strategies. The Portfolio invests primarily in growth stocks issued by companies with small sized market capitalizations that Mutual of America Capital Management LLC (the “Adviser”) believes to possess the potential for capital appreciation, based on a bottom-up fundamental stock selection process. The process includes analysis of a company’s business and financial models, as well as understanding its financial statements, to assess the potential for long-term growth in sales and cash flow. The Portfolio may concentrate its investments in an industry or group of industries, generally to the extent that its benchmark index is also concentrated in that industry or group of industries. The Portfolio is expected to have a concentration in the stocks of health care and technology companies. Companies with small-sized market capitalizations are typically those companies with market capitalizations less than $5.0 billion.
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At least 80% of the Portfolio’s total assets are invested in small-cap growth stocks and at least 85% of the Portfolio’s total assets are invested in equity securities.
Principal Investment Risks. As with any mutual fund, loss of money is a risk of investing in the Portfolio. Additionally, an investment in the Portfolio is subject to the following risks which are described in more detail in the Prospectus.
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General risk: The Portfolio may not achieve its investment objective. An investment in the Portfolio could decline in value, and you could lose money by investing in the Portfolio.
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Market risk: The risk that prices of securities will go down because of the interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole. Events such as war, acts of terrorism, social unrest, natural disasters, public health emergencies and other unforeseen events could also significantly impact issuers, economies and markets generally.
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Active Management risk: The portfolio manager’s judgments about the attractiveness, value or potential appreciation of the Portfolio’s investments may prove to be incorrect. The Portfolio could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies if the Portfolio’s overall investment selections or strategies fail to produce the intended results.
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Company risk: The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. The prices of equity securities of smaller companies may fluctuate more than for more established companies. The equity securities of smaller companies may not be traded as often as for larger companies, therefore it may be difficult to trade securities at a desirable price. Investments in companies with small market capitalizations generally offer greater opportunities for appreciation, but are associated with more risks than for established companies.
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Small-Cap risk: Small-cap stocks generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations. It may be more difficult for the Portfolio to sell a small capitalization stock than a larger capitalization stock.
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Growth Stock risk: Growth stocks generally have above average growth potential, low dividends and high prices relative to standard measures. Growth stocks may not outperform value style investing.
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Concentration risk: The chance that the stocks of a particular industry or group of industries will decline because of adverse developments affecting that industry. Because the Portfolio concentrates its assets in certain industries to approximately the same extent that its comparative Index does, the Portfolio bears concentration risk.

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Health Care Industry risk: Companies in the health care industry are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by rapid obsolescence and patent expirations.
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Technology Industry risk: Companies in the technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.
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Stock risk: The value of your investment will go up or down, depending on movements in the stock markets. The investment results may be better or worse than the results for the stock markets taken as a whole, or than the results of other funds that invest in the same types of securities.
Performance/Annual Return. The bar chart and table below show the annual return and average annual returns of the Portfolio.
Below the bar chart are the Portfolio’s highest and lowest total returns for any calendar quarter during the period covered by the chart, showing the volatility of the Portfolio’s total returns. The numbers in parentheses are negative, representing a loss of principal.
The information indicates some of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based, unmanaged index for those periods. A fund’s past performance does not necessarily indicate how it will perform in the future.
The total returns and average annual total returns shown do not include charges against the assets of the Separate Accounts that purchase Portfolio shares. If these charges were reflected, returns would be less than those shown.
Updated performance information is available at no cost online at mutualofamerica.com or by calling 800.468.3785.

Best and Worst Performing Quarters
	Quarter/Year	Total Return
Best	First quarter 2021	5.73%
Worst	Third quarter 2021	-2.17%

Average Annual Total Returns (for periods ended December 31, 2021)
Fund/Comparative Index(es)	Past One Year	For Life of Fund	Inception Date
Small Cap Growth Portfolio	10.26%	25.13%	January 24, 2020
Russell 2000 Growth® Index (Index reflects no deduction for fees and expenses)	2.83%	17.40%
Investment Adviser. Mutual of America Capital Management LLC (the “Adviser”) is the investment adviser for the Portfolio.
Portfolio Managers. Marguerite Wagner, Executive Vice President of the Adviser, and portfolio manager of the Portfolio since its inception in January 2020, is primarily responsible for the day-to-day management of the Portfolio.
Purchase and Sale of Portfolio Shares. There is no minimum initial or subsequent investment purchase requirement. The Portfolio shares may be redeemed or exchanged on any business day either by calling 800.468.3785, or by written request to a shareholder’s Mutual of America Regional Office, which can be found on www.mutualofamerica.com.
Tax Information. The Portfolios sell their shares to the Separate Accounts and do not offer them for sale to the general public. Since the only shareholders of the Portfolios are the Separate Accounts and each investor receives a Separate Account prospectus, no discussion is included as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of contracts or policies under a Separate Account accessing this Portfolio, see the prospectus for your contract or policy.

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